SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                        Act of 1934.

 Date of report (Date of earliest event reported) June 8, 1998


                  THE E. W. SCRIPPS COMPANY
   (Exact name of registrant as specified in its charter)




        Ohio              33-43989           31-1223339
(State or other jurisdiction of       (Commission File Number)(I.R.S. Employer
incorporation or organization)                     Identification Number)

 312 Walnut Street
  Cincinnati, Ohio                             45202
(Address of principal executive offices)     (Zip Code)

 Registrant's telephone number, including area code:  (513) 977-3000

                          Not Applicable
   (Former name, former address and former fiscal year, if
                 changed since last report.)

                  THE E. W. SCRIPPS COMPANY

   INDEX TO CURRENT REPORT ON FORM 8-K DATED JUNE 8, 1998



Item No.                                              Page

 5.  Other Events                                       3

ITEM 5.   OTHER EVENTS




  The E.W. Scripps Company's consolidated revenues increased
  11 percent in May to $130 million, compared to $117 million in May 1997.

  For comparative purposes, the company's monthly revenue report excludes divested operations, and includes acquired operations as if they had been purchased on Jan. 1, 1997.

  Newspaper advertising moved up 13 percent to $59.7 million compared to $53 million for the same month a year ago, benefiting from the additional Sunday in May 1998 versus 1997. Classified advertising for May increased 18 percent to $25.6 million compared to $21.7 million in 1997. Total newspaper revenues were up 11 percent to $78.9 million from $71.2 million for May 1997.

  Broadcast television revenues increased 2 percent to $31.4 million compared to $30.7 million in May 1997.
  Political advertising was $1.6 million compared to none in May 1997.

  Category television revenues increased 88 percent to $12 million from $6.4 million in the same period a year ago.
  The number of subscribers at Home & Garden Television reached 41.4 million in May, up 300,000 from the previous month, according to the Nielsen Homevideo Index. The number of Food Network subscribers reached 32.7 million in May, up 400,000 from the previous month, according to the Nielsen index.

  The E.W. Scripps Company operates 20 daily newspapers;
  nine network-affiliated television stations; two TV networks, Home & Garden Television and the Food Network;
  a TV programmer, Cinetel Productions; independent Yellow
  Pages directories in Florida and Tennessee; and United
  Media, a worldwide syndicator and licensor of news features and comics.


                                              THE E. W. SCRIPPS COMPANY                         For more information:
                                              Unaudited Revenue and Statistical Summary         Rich Boehne
                                              Period: May                                       The E. W. Scripps Company
                                              Report date: June 8, 1998                         513-977-3825

                                                For comparative purposes, this report excludes divested operations, and includes acquired operations as if they had been purchased on January 1, 1997.

                                                                      May *                       Year-to-date
                                                                 1998      1997     %           1998      1997     %

Revenue                            ( in millions )
Local                                                        $   23.4  $   21.9     7.1 %   $  110.5  $  106.1      4.1 %
Classified                                                       25.6      21.7    17.9 %      113.3     100.4     12.8 %
National                                                          2.2       2.2    (2.6)%       10.4      10.0      4.4 %
Preprints and other                                               8.4       7.1    18.3 %       38.1      33.7     12.9 %
Newspaper advertising                                            59.7      53.0    12.6 %      272.3     250.3      8.8 %

Circulation                                                      13.3      12.5     6.3 %       66.8      65.6      1.9 %
Other **                                                          5.9       5.7     4.0 %       28.6      25.8     10.9 %

NEWSPAPERS                                                       78.9      71.2    10.8 %      367.8     341.6      7.6 %

BROADCAST TELEVISION                                             31.4      30.7     2.0 %      135.6     132.4      2.4 %
CATEGORY TV                                                      12.0       6.4    87.9 %       52.2      26.4     97.9 %
LICENSING AND OTHER MEDIA                                         8.4       9.1    (8.3)%       46.1      40.0     15.1 %
ELIMINATE INTERSEGMENT REVENUE                                  (0.7)     (0.3)                (2.3)     (1.1)

TOTAL                                                        $  129.9  $  117.1    10.9 %   $  599.3  $  539.3     11.1 %


Political advertising included in
   Broadcast Television revenue                                  $1.6      $0.0                 $3.0      $0.2


Newspaper ad inches                ( in thousands )
Local                                                             929       856     8.5 %      4,354     4,196      3.8 %
Classified                                                      1,026       923    11.2 %      4,351     4,070      6.9 %
National                                                           59        44    34.6 %        252       220     14.8 %
Full run ROP                                                    2,014     1,823    10.5 %      8,957     8,486      5.6 %


Category TV subscribers ***        ( homes in millions )
HGTV                                                                                            41.4      28.1     47.3 %
Food Network                                                                                    32.7      24.5     33.5 %



                              *     May 1998 had one more Sunday and one less Thursday than May 1997.

                             **     Includes share of profits of JOA newspapers not managed by the Company and commercial printing.

                            ***     According to Nielsen Homevideo Index of homes that receive cable networks.

                                    Note:  Certain amounts may not foot as each is rounded independently and certain percentages may not calculate as percentages are based on the underlying whole dollar amounts.


                          THE E. W. SCRIPPS COMPANY
                          Unaudited Revenue and Statistical Summary
                          Period:  May
                          Report date:  June 8, 1998


                                      For comparative purposes, this report excludes divested operations, and includes acquired operations as if they had been purchased on January 1, 1997.

                            First Quarter           April and May                                          Year to date

                          1998    1997        %     1998     1997       %                                  1998     1997       %

Revenue     ( in millions )
Local                 $   65.0 $  62.9    3.4 %  $  45.5  $  43.3   5.1 %                             $   110.5 $  106.1   4.1 %
Classified                65.1    58.1   12.0 %     48.2     42.3  14.0 %                                 113.3    100.4  12.8 %
National                   6.4     5.9    8.2 %      4.0      4.1  (1.1)%                                  10.4     10.0   4.4 %
Preprints and other       21.7    19.8    9.9 %     16.3     13.9  17.3 %                                  38.1     33.7  12.9 %
Newspaper advertising    158.2   146.7    7.9 %    114.1    103.6  10.1 %                                 272.3    250.3   8.8 %

Circulation               40.5    40.1    1.1 %     26.3     25.5   3.1 %                                  66.8     65.6   1.9 %
Other                     16.4    14.4   13.9 %     12.2     11.5   6.8 %                                  28.6     25.8  10.9 %

NEWSPAPERS               215.1   201.1    7.0 %    152.6    140.6   8.6 %                                 367.8    341.6   7.6 %

BROADCAST TELEVISION      74.8    72.7    2.9 %     60.8     59.7   1.7 %                                 135.6    132.4   2.4 %
CATEGORY TV               29.1    14.0  107.7 %     23.1     12.3  86.8 %                                  52.2     26.4  97.9 %
LICENSING AND OTHER
   MEDIA                  29.1    24.0   21.4 %     16.9     16.0   5.8 %                                  46.1     40.0  15.1 %
ELIMINATE INTERSEGMENT
   REVENUE               (1.4)   (0.7)             (0.9)    (0.5)                                         (2.3)    (1.1)

TOTAL                 $  346.8 $ 311.2   11.4 %  $ 252.5  $ 228.2  10.6 %                             $   599.3 $  539.3  11.1 %


Political advertising
   included in Broadcast
   Television revenue     $0.3    $0.1              $2.6     $0.1                                          $3.0     $0.2


Newspaper ad inches      ( in thousands )
Local                    2,557   2,511    1.8 %    1,797    1,685   6.6 %                                 4,354    4,196   3.8 %
Classified               2,464   2,306    6.8 %    1,887    1,763   7.0 %                                 4,351    4,070   6.9 %
National                   140     135    4.1 %      112       85  31.9 %                                   252      220  14.8 %
Full run ROP             5,161   4,952    4.2 %    3,796    3,534   7.4 %                                 8,957    8,486   5.6 %


Category TV subscribers  ( homes in millions )
HGTV                      40.2    25.1   60.2 %     41.4     28.1  47.3 %
Food Network              31.7    22.0   44.1 %     32.7     24.5  33.5 %


                                        Note:  Certain amounts may not foot as each is rounded independently and certain percentages may not calculate as percentages are based on the underlying whole dollar amounts.


                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   THE E. W. SCRIPPS COMPANY



Dated:  June 11, 1998              By:  /s/ Craig C. Standen

                                   Craig C. Standen
                                   Senior Vice President/
                                   Corporate Development